SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO EQUITY GATEWAY FUNDS
For the Wells Fargo Emerging Growth Fund (the "Fund")

At a meeting held on August 15-16, 2017, the Board of Trustees of the Fund approved the reopening of the Fund's Class A, Class C, Administrator Class and Institutional Class shares to new investors effective September 29, 2017 (the "Reopening").

All references to Class A, Class C, Administrator Class and Institutional Class shares as "closed" in the Fund's prospectuses, summary prospectuses and Statement of Additional Information are deleted effective upon the Reopening.

August 17, 2017	EGIT087/P904SP2